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                                                                  Exhibit (j)(1)


                               CONSENT OF COUNSEL


         We hereby consent to (i) the use of our name and the references to our firm under the caption "Counsel" in the Statement of Additional Information that is included in Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund, (ii) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(1) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund, (iii) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund, (iv) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(3) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund, (v) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(4) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund, (vi) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(5) to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund, (vii) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(6) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund, (viii) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(7) to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund; and (ix) the use and incorporation by reference in said Post-Effective Amendment No. 59 of our firm's opinion and consent of counsel filed as Exhibit (i)(8) to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund.


                                                  /s/ DRINKER BIDDLE & REATH LLP
                                                  ------------------------------
                                                  Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania
November 27, 2002